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                                                                   EXHIBIT 10.24


                                PROMISSORY NOTE

                                                                   JUNE 25, 1998


FOR VALUE RECEIVED, the undersigned Summit Aviation, Inc. (SAI), a California corporation ("Debtor") HEREBY PROMISES TO PAY to the order of Steven Myers & Associates, Inc. (SM&A, or "Secured Party"), the principal sum of Eight Hundred Eighty Thousand Dollars and 00/100 ($880,000.00) including interest as set forth below under the terms and conditions described herein.

1. INTEREST RATE: This Promissory Note will bear a simple interest rate at the prime rate, based on a 360-day calendar year, calculated and accrued monthly on the unpaid principal balance. Interest is to accrue beginning June 25, 1998.

2. PAYMENT TERMS: Debtor shall pay the full principal balance and all accrued interest no later than June 25, 1999.

3. PERIOD OF PROMISSORY NOTE: This Note is in effect and valid until all accrued principal and interest has been paid to Secured Party.

4. PREPAYMENT OF PROMISSORY NOTE: This Note may be paid in full or in part at any time without any prepayment penalties incurred by the Debtor.

5. COLLATERAL: This Note is secured by a first-priority security interest in the 1978 Turbo Commander 690B-10 aircraft, Serial No. 11492, and bearing FAA
No. N691SM. Debtor holds a clear and properly registered title to such aircraft.

As attested by the signatures below, both parties agree to the terms and conditions as set forth above.

SUMMIT AVIATION, INC.                          STEVEN MYERS & ASSOCIATES, INC.
(DEBTOR)                                       (SECURED PARTY)

By: /s/ STEVEN S. MYERS                        By: /s/ RONALD A. HUNN
    --------------------------------               ----------------------------
Name: Steven S. Myers                          Name: Ronald A. Hunn
Title: President                               Title: Chief Financial Officer
Tax ID#: 33-0727131                            Tax ID#: 33-0080929
Date: June 25, 1998                            Date: June 25, 1998